Old Mutual Advisor Funds

PROSPECTUS

Service Class Shares

April 23, 2007

Old Mutual VA Asset Allocation Conservative Portfolio

Old Mutual VA Asset Allocation Balanced Portfolio

Old Mutual VA Asset Allocation Moderate Growth Portfolio

[Acadian Asset Management, Inc. logo]

[Analytic Investors, Inc. logo]

[Barrow, Hanley, Mewhinney & Strauss, Inc. logo]

[Clay Finlay Inc. logo]

[Copper Rock Capital Partners, LLC logo]

[Dwight Asset Management Company logo]

[Heitman Real Estate Securities LLC logo]

[Ibbotson Associates Advisors, LLC logo]

[Liberty Ridge Capital, Inc. logo]

[Provident Investment Counsel, Inc. logo]

[Rogge Global Partners PLC logo]

[Thompson, Siegel & Walmsley, Inc. logo]

[Thomson Horstmann & Bryant, Inc. logo]

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Portfolios’ shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents

Page

PORTFOLIO SUMMARIES	1
Old Mutual VA Asset Allocation Conservative Portfolio	1
Old Mutual VA Asset Allocation Balanced Portfolio	6
Old Mutual VA Asset Allocation Moderate Growth Portfolio	10
More About the Portfolios	14
Performance Information for Related Public Funds	14
Portfolio Holdings Disclosure	16
Main Investment Strategies and Risks	16
Other Investment Strategies and Risks	25
The Advisor & Sub-Advisors	26
The Advisor	26
Strategic Asset Allocation Consultant	26
The Sub-Advisors	27
The Portfolio Managers	33
YOUR INVESTMENT	39
Your Share Price	39
Valuing Portfolio Securities	39
Policy Regarding Excessive or Short-Term Trading	39
Investing in the Portfolios	41
Distributions and Taxes	42
Distribution Arrangements	42
Revenue Sharing	42
FINANCIAL HIGHLIGHTS	43

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS® AND THIS PROSPECTUS

This Prospectus offers shares of Old Mutual VA Asset Allocation Conservative Portfolio, Old Mutual VA Asset Allocation Balanced Portfolio, and Old Mutual VA Asset Allocation Moderate Growth Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Portfolios are mutual funds that sell shares in separate investment portfolios through variable annuity contracts (“VA Contracts”) and variable life insurance policies (“VLI Policies”) offered by separate accounts of certain insurance companies (“Participating Insurance Companies”). Each Portfolio is a series of Old Mutual Advisor Funds (the “Trust”).

The Portfolios are generally designed for holders of VA Contracts and VLI Policies who are long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. Some of the Portfolios may not be suitable for investors who require regular income or stability of principal.

Investment Advisor

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment advisor for each Portfolio. Old Mutual Capital has retained sub-advisors (each a “Sub-Advisor”) to assist in managing the Portfolios. For more information about the Sub-Advisors, see the section of this Prospectus entitled “The Advisor & Sub-Advisors — The Sub-Advisors.” With respect to the Portfolios, the Advisor has also entered into an arrangement with Ibbotson Associates Advisors, LLC (“Ibbotson”) to provide it with research on asset allocations for each Portfolio. For more information about Ibbotson, see the section of this Prospectus entitled “The Advisor & Sub-Advisors – Strategic Asset Allocation Consultant.”

This Prospectus contains important information you should know before investing your VA Contract or VLI Policy in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

[On side panel: What the Portfolios Are — And Aren’t

The Portfolios are mutual funds — pooled investments that are professionally managed and provide the opportunity to participate in financial markets. The Portfolios strive to meet their stated goals, although, as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on an investment in a Portfolio.

An investment in a Portfolio is not a bank deposit. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

PORTFOLIO SUMMARIES

Old Mutual VA Asset Allocation Conservative Portfolio

Sub-Advisors:

Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley, Inc., and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

The Portfolio seeks to provide investors with current income and preservation of capital. The Portfolio may change its investment objective without shareholder approval.

The Portfolio’s assets are managed according to a three-step process: (i) the Advisor’s allocation of the Portfolio’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson; (ii) the selection of Sub-Advisors, based upon Ibbotson’s recommendations related to appropriate market sectors and investment strategies; and (iii) the selection of individual investments by each Sub-Advisor. The Sub-Advisors have a specialized investment strategy or strategies focused on one or more specific class of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Portfolio to individual Sub-Advisors for management. The Advisor has engaged Ibbotson to provide recommendations as to asset allocations among the Sub-Advisors and asset classes within the Portfolio. Ibbotson does not itself manage any assets of the Portfolio, but is a strategic asset allocation consultant to the Advisor.

Under normal market conditions, the Portfolio expects to invest approximately 30% of its total assets in equity securities of large, medium, and small sized companies, 50% of its total assets in long-or intermediate-term fixed income securities, and 20% of its total assets in short-term fixed income and money market instruments. However, the Portfolio has the flexibility to invest approximately 20-40% of its total assets in equity securities of large, medium, and small sized companies, 40-60% of its total assets in long-or intermediate-term fixed income securities, and 10-30% of its total assets in short-term fixed income securities and money market instruments. The Advisor will evaluate these allocation ranges at least annually.

The individual securities to be held by the Portfolio are selected by the appropriate Sub-Advisors according to a Sub-Advisor’s investment strategies employed for the Portfolio, as described in “The Advisor & Sub-Advisors — The Sub-Advisors” section of this Prospectus.

Asset Allocation Strategies

The Advisor effects its allocations by: (i) directing proceeds from new investments in Portfolio shares to particular investment strategies of certain Sub-Advisors; (ii) withdrawing assets, upon redemptions of Portfolio shares, from particular investment strategies of certain Sub-Advisors; or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a major reallocation should be made, but rather it reviews the Portfolio’s allocation and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Portfolio’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Portfolio’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Portfolio. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Portfolio. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Portfolio. Each model represents a particular asset allocation strategy intended to achieve the Portfolio’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Theoretically, return and risk will remain closer to the mean for a conservative asset allocation strategy and will vary further from the mean for a growth asset allocation strategy. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Portfolio. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Portfolio’s Sub-Advisors.

Fixed Income Strategies

The Sub-Advisors will manage the Portfolio’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income;
•	U.S. Core Fixed Income;
•	U.S. High Yield Fixed Income;
•	International Bond; and
•	Cash Management.

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Depending on the Advisor’s strategic allocations, the fixed income securities in which the Portfolio invests include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

Based on the Advisor’s strategic allocations, the Portfolio may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Portfolio assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategies

With respect to the Portfolio’s equity securities, based upon Ibbotson’s asset allocation models, and consistent with the Portfolio’s objective, a Sub-Advisor may employ a growth investment, value investment, or growth and value blend investment strategy. Depending on the Advisor’s strategic allocations, the Portfolio also may invest in the equity securities of technology or communications companies. The Sub-Advisors will manage the Portfolio’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend;
•	U.S. All Cap Value;
•	U.S. Large Cap Blend;
•	U.S. Large Cap Growth;
•	U.S. Large Cap Value;
•	U.S. Mid Cap Equity;
•	U.S. Mid Cap Growth;

•	U.S. Mid Cap Value;
•	U.S. Small Cap Blend;
•	U.S. Small Cap Growth;
•	U.S. Small Cap Value;
•	U.S. Small-Mid Cap Value;
•	REITs;
•	International Large Cap Equity; and
•	Emerging Markets Equity.

Depending on the Advisor’s strategic allocations, the Portfolio may also invest in foreign equity securities, derivatives, real estate investment trusts (“REITs”), and companies undergoing special situations or events. In addition, the Portfolio may also invest in other investment companies that are unaffiliated with the Portfolio, including exchange-traded funds (such as SPDRs and iShares) and closed-end funds. The Portfolio may invest in these securities primarily to obtain exposure to a particular market or industry sector in circumstances when it is not economical for the Portfolio to invest directly in the underlying holdings.

Based on the Advisor’s strategic allocations, the Portfolio may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Portfolio assets to every Sub-Advisor that employs an equity strategy.

Main Investment Risks

As with all investments in securities, you risk losing money by investing your VA Contract or VLI Policy in the Portfolio. The main risks of investing in the Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Portfolio is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Portfolio’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign securities markets may also be less liquid than U.S. securities markets.

Reallocation of Assets. The unique nature of the Portfolio’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Portfolio performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could increase transaction costs.

Portfolio Turnover. The Portfolio’s active management may result in the Portfolio’s Sub-Advisors frequently buying and selling securities, which could increase the Portfolio’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Portfolio’s portfolio turnover rate. Increased transaction costs could detract from the Portfolio’s performance.

Performance Information

Performance information is not presented since the Portfolio is new. Performance will be presented for the Portfolio after it has been operating for one complete calendar year.

Fees and Expenses

This table summarizes the shareholder fees and annual operating expenses an investor in the Portfolio would pay. Shareholder fees are paid directly from the investment. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder fees and annual operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

Fees and Expenses Table

Shareholder Fees
(fees paid directly from the investment)
Maximum Sales Charge (Load)	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Redemption/Exchange Fee	Not Applicable
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses[1]	0.32%
Total Operating Expenses	1.42%
Fee Waivers and/or Expense Reimbursement[2]	(0.17)%
Net Operating Expenses	1.25%

_______________________

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

Old Mutual Capital has contractually agreed to limit the operating expenses of the Portfolio (inclusive of management fees and other expenses; exclusive of interest, taxes, brokerage, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate (as a percentage of the Portfolio’s average daily net assets) of 1.25%. This expense limitation may be terminated at any time after December 31, 2008, upon 30 days’ written notice of termination to the Board. Old Mutual Capital is entitled to reimbursement from the Portfolio of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Portfolio in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) $10,000 is invested in the Portfolio for the time periods shown; 2) all shares are redeemed at the end of those time periods; 3) the investment earns a 5% return each year; and 4) the Portfolio’s operating expenses reflect net operating expenses for the one year period and total annual operating expenses without expense waivers for years two and three. The example is hypothetical. Your actual costs may be higher or lower. In addition, the example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

Your Costs
	1 year	3 years
	$127	$433

Old Mutual VA Asset Allocation Balanced Portfolio

Sub-Advisors:

Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley, Inc., and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

The Portfolio seeks to provide investors with capital appreciation and current income. The Portfolio may change its investment objective without shareholder approval.

The Portfolio’s assets are managed according to a three-step process: (i) the Advisor’s allocation of the Portfolio’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson; (ii) the selection of Sub-Advisors, based upon Ibbotson’s recommendations related to appropriate market sectors and investment strategies; and (iii) the selection of individual investments by each Sub-Advisor. The Sub-Advisors have a specialized investment strategy or strategies focused on one or more specific class of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Portfolio to individual Sub-Advisors for management. The Advisor has engaged Ibbotson to provide recommendations as to asset allocations among the Sub-Advisors and asset classes within the Portfolio. Ibbotson does not itself manage any assets of the Portfolio, but is a strategic asset allocation consultant to the Advisor.

Under normal market conditions, the Portfolio expects to invest approximately 60% of its total assets in equity securities of large, medium, and small sized companies, 25% of its total assets in long- or intermediate-term fixed income securities, and 15% of its total assets in short-term fixed income and money market instruments. However, the Portfolio has the flexibility to invest approximately 50-70% of its total assets in equity securities of large, medium and small sized companies, 15-35% of its total assets in long- or intermediate-term fixed income securities and 5-25% of its total assets in short-term fixed income securities and money market instruments. The Advisor will evaluate these allocation ranges at least annually.

The individual securities to be held by the Portfolio are selected by the appropriate Sub-Advisors according to a Sub-Advisor’s investment strategies employed for the Portfolio, as described in “The Advisor & Sub-Advisors — The Sub-Advisors” section of this Prospectus.

Asset Allocation Strategies

The Advisor effects its allocations by: (i) directing proceeds from new investments in Portfolio shares to particular investment strategies of certain Sub-Advisors; (ii) withdrawing assets, upon redemptions of Portfolio shares, from particular investment strategies of certain Sub-Advisors; or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a major reallocation should be made, but rather it reviews the Portfolio’s allocation and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Portfolio’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Portfolio’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Portfolio. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Portfolio. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Portfolio. Each model represents a particular asset allocation strategy intended to achieve the Portfolio’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Theoretically, return and risk will remain closer to the mean for a conservative asset allocation strategy and will vary further from the mean for a growth asset allocation strategy. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Portfolio. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Portfolio’s Sub-Advisors.

Equity Strategies

With respect to the Portfolio’s equity securities, based upon Ibbotson’s asset allocation models, and consistent with the Portfolio’s goal, a Sub-Advisor may employ a growth investment, value investment, or growth and value blend investment strategy. Depending on the Advisor’s strategic allocations, the Portfolio also may invest in the equity securities of technology or communications companies. The Sub-Advisors will manage the Portfolio’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend;
•	U.S. All Cap Value;
•	U.S. Large Cap Blend;
•	U.S. Large Cap Growth;
•	U.S. Large Cap Value;
•	U.S. Mid Cap Equity;
•	U.S. Mid Cap Growth;
•	U.S. Mid Cap Value;
•	U.S. Small Cap Blend;
•	U.S. Small Cap Growth;
•	U.S. Small Cap Value;
•	U.S. Small-Mid Cap Value;
•	REITs;
•	International Large Cap Equity; and
•	Emerging Markets Equity.

Depending on the Advisor’s strategic allocations, the Portfolio may also invest in foreign equity securities, derivatives, REITs, and companies undergoing special situations or events. In addition, the Portfolio may also invest in other investment companies that are unaffiliated with the Portfolio, including exchange-traded funds (such as SPDRs and iShares) and closed-end funds. The Portfolio may invest in these securities primarily to obtain exposure to a particular market or industry sector in circumstances when it is not economical for the Portfolio to invest directly in the underlying holdings.

Based on the Advisor’s strategic allocations, the Portfolio may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Portfolio assets to every Sub-Advisor that employs an equity strategy.

Fixed Income Strategies

The Sub-Advisors will manage the Portfolio’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income;
•	U.S. Core Fixed Income;
•	U.S. High Yield Fixed Income;

•	International Bond; and
•	Cash Management.

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Depending on the Advisor’s strategic allocations, the fixed income securities in which the Portfolio invests include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

Based on the Advisor’s strategic allocations, the Portfolio may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Portfolio assets to every Sub-Advisor that employs a fixed income strategy.

Main Investment Risks

As with all investments in securities, you risk losing money by investing your VA Contract or VLI Policy in the Portfolio. The main risks of investing in the Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Portfolio is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Portfolio’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign securities markets may also be less liquid than U.S. securities markets.

Reallocation of Assets. The unique nature of the Portfolio’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Portfolio performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could increase transaction costs.

Portfolio Turnover. The Portfolio’s active management may result in the Portfolio’s Sub-Advisors frequently buying and selling securities, which could increase the Portfolio’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Portfolio’s portfolio turnover rate. Increased transaction costs could detract from the Portfolio’s performance.

Performance Information

Performance information is not presented since the Portfolio is new. Performance will be presented for the Portfolio after it has been operating for one complete calendar year.

Fees and Expenses

This table summarizes the shareholder fees and annual operating expenses an investor in the Portfolio would pay. Shareholder fees are paid directly from the investment. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder fees and annual operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

Fees and Expenses Table

Shareholder Fees
(fees paid directly from the investment)
Maximum Sales Charge (Load)	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Redemption/Exchange Fee	Not Applicable
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses[1]	0.25%
Total Operating Expenses	1.40%
Fee Waivers and/or Expense Reimbursement[2]	(0.10)%
Net Operating Expenses	1.30%

______________

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

Old Mutual Capital has contractually agreed to limit the operating expenses of the Portfolio (inclusive of management fees and other expenses; exclusive of interest, taxes, brokerage, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate (as a percentage of the Portfolio’s average daily net assets) of 1.30%. This expense limitation may be terminated at any time after December 31, 2008, upon 30 days’ written notice of termination to the Board. Old Mutual Capital is entitled to reimbursement from the Portfolio of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Portfolio in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) $10,000 is invested in the Portfolio for the time periods shown; 2) all shares are redeemed at the end of those time periods; 3) the investment earns a 5% return each year; and 4) the Portfolio’s operating expenses reflect net operating expenses for the one year period and total annual operating expenses without expense waivers for years two and three. The example is hypothetical. Your actual costs may be higher or lower. In addition, the example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

Your Costs
	1 year	3 years
	$132	$433

Old Mutual VA Asset Allocation Moderate Growth Portfolio

Sub-Advisors:

Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley, Inc., and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

The Portfolio seeks to provide investors with capital appreciation. The Portfolio may change its investment objective without shareholder approval.

The Portfolio’s assets are managed according to a three-step process: (i) the Advisor’s allocation of the Portfolio’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson; (ii) the selection of Sub-Advisors, based upon Ibbotson’s recommendations related to appropriate market sectors and investment strategies; and (iii) the selection of individual investments by each Sub-Advisor. The Sub-Advisors have a specialized investment strategy or strategies focused on one or more specific class of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Portfolio to individual Sub-Advisors for management. The Advisor has engaged Ibbotson to provide recommendations as to asset allocations among the Sub-Advisors and asset classes within the Portfolio. Ibbotson does not itself manage any assets of the Portfolio, but is a strategic asset allocation consultant to the Advisor.

Under normal market conditions, the Portfolio expects to invest approximately 80% of its total assets in equity securities of large, medium, and small sized companies, 10% of its total assets in long- or intermediate-term fixed income securities, and 10% of its total assets in short-term fixed income and money market instruments. However, the Portfolio has the flexibility to invest approximately 70-90% of its total assets in equity securities of large, medium, and small sized companies, 0-20% of its total assets in long- or intermediate-term fixed income securities, and 0-20% of its total assets in short-term fixed income securities and money market instruments. The Advisor will evaluate these allocation ranges at least annually.

The individual securities to be held by the Portfolio are selected by the appropriate Sub-Advisors according to a Sub-Advisor’s investment strategies employed for the Portfolio, as described in “The Advisor & Sub-Advisors — The Sub-Advisors” section of this Prospectus.

Asset Allocation Strategies

The Advisor effects its allocations by: (i) directing proceeds from new investments in Portfolio shares to particular investment strategies of certain Sub-Advisors; (ii) withdrawing assets, upon redemptions of Portfolio shares, from particular investment strategies of certain Sub-Advisors; or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a major reallocation should be made, but rather it reviews the Portfolio’s allocation and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Portfolio’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Portfolio’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Portfolio. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Portfolio. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Portfolio. Each model represents a particular asset allocation strategy intended to achieve the Portfolio’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Theoretically, return and risk will remain closer to the mean for a conservative asset allocation strategy and will vary further from the mean for a growth asset allocation strategy. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Portfolio. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Portfolio’s Sub-Advisors.

Equity Strategies

With respect to the Portfolio’s equity securities, based upon Ibbotson’s asset allocation models, and consistent with the Portfolio’s goal, a Sub-Advisor may employ a growth investment, value investment, or growth and value blend investment strategy. Depending on the Advisor’s strategic allocations, the Portfolio also may invest in the equity securities of technology or communications companies. The Sub-Advisors will manage the Portfolio’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend;
•	U.S. All Cap Value;
•	U.S. Large Cap Blend;
•	U.S. Large Cap Growth;
•	U.S. Large Cap Value;
•	U.S. Mid Cap Equity;
•	U.S. Mid Cap Growth;
•	U.S. Mid Cap Value;
•	U.S. Small Cap Blend;
•	U.S. Small Cap Growth;
•	U.S. Small Cap Value;
•	U.S. Small-Mid Cap Value;
•	REITs;
•	International Large Cap Equity; and
•	Emerging Markets Equity.

Depending on the Advisor’s strategic allocations, the Portfolio may also invest in foreign equity securities, derivatives, REITs, and companies undergoing special situations or events. In addition, the Portfolio may also invest in other investment companies that are unaffiliated with the Portfolio, including exchange-traded funds (such as SPDRs and iShares) and closed-end funds. The Portfolio may invest in these securities primarily to obtain exposure to a particular market or industry sector in circumstances when it is not economical for the Portfolio to invest directly in the underlying holdings.

Based on the Advisor’s strategic allocations, the Portfolio may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Portfolio assets to every Sub-Advisor that employs an equity strategy.

Fixed Income Strategies

The Sub-Advisors will manage the Portfolio’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income;
•	U.S. Core Fixed Income;
•	U.S. High Yield Fixed Income;

•	International Bond; and
•	Cash Management.

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Depending on the Advisor’s strategic allocations, the fixed income securities in which the Portfolio invests include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

Based on the Advisor’s strategic allocations, the Portfolio may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Portfolio assets to every Sub-Advisor that employs a fixed income strategy.

Main Investment Risks

As with all investments in securities, you risk losing money by investing your VA Contract or VLI Policy in the Portfolio. The main risks of investing in the Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Portfolio also is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Portfolio’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign securities markets may also be less liquid than U.S. securities markets.

Reallocation of Assets. The unique nature of the Portfolio’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Portfolio performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could increase transaction costs.

Portfolio Turnover. The Portfolio’s active management may result in the Portfolio’s Sub-Advisors frequently buying and selling securities, which could increase the Portfolio’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Portfolio’s portfolio turnover rate. Increased transaction costs could detract from the Portfolio’s performance.

Performance Information

Performance information is not presented since the Portfolio is new. Performance will be presented for the Portfolio after it has been operating for one complete calendar year.

Fees and Expenses

This table summarizes the shareholder fees and annual operating expenses an investor in the Portfolio would pay. Shareholder fees are paid directly from the investment. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder fees and annual operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

Fees and Expenses Table

Shareholder Fees
(fees paid directly from the investment)
Maximum Sales Charge (Load)	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Redemption/Exchange Fee	Not Applicable
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses[1]	0.19%
Total Operating Expenses	1.34%
Fee Waivers and/or Expense Reimbursement[2]	(0.04)%
Net Operating Expenses	1.30%

________________

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

Old Mutual Capital has contractually agreed to limit the operating expenses of the Portfolio (inclusive of management fees and other expenses; exclusive of interest, taxes, brokerage, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate (as a percentage of the Portfolio’s average daily net assets) of 1.30%. This expense limitation may be terminated at any time after December 31, 2008, upon 30 days’ written notice of termination to the Board. Old Mutual Capital is entitled to reimbursement from the Portfolio of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Portfolio in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) $10,000 is invested in the Portfolio for the time periods shown; 2) all shares are redeemed at the end of those time periods; 3) the investment earns a 5% return each year; and 4) the Portfolio’s operating expenses reflect net operating expenses for the one year period and total annual operating expenses without expense waivers for years two and three. The example is hypothetical. Your actual costs may be higher or lower. In addition, the example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

Your Costs
	1 year	3 years
	$132	$421

MORE ABOUT THE PORTFOLIOS

Performance Information for Related Public Funds

The Portfolios are newly organized and do not have one full year of performance. The Advisor believes, however, that the past performance of similar Old Mutual Advisor Funds available to retail investors may be relevant, because the Portfolios have the same investment objectives, follow substantially the same investment policies and strategies, and have the same portfolio manager(s) as the corresponding retail funds. Those similar retail funds are: Old Mutual Asset Allocation Conservative Portfolio; Old Mutual Asset Allocation Balanced Portfolio; and Old Mutual Asset Allocation Moderate Growth Portfolio (the “Retail Funds”). Below, you will find information about the performance of the Class A Shares of the corresponding Retail Funds, which include a 5.75% sales load and a 0.25% 12b-1 fee.

The Portfolios offered by this Prospectus will not have the same future performance as the Retail Funds. Each Portfolio’s future performance may be greater or less than the performance of the corresponding Retail Fund due to, among other things, differences in expenses and cash flows between a Portfolio and the corresponding Retail Fund. Also, the performance figures for the Retail Funds do not reflect the deduction of charges or expenses attributable to VA Contracts or VLI Policies, which would lower the performance quoted. VA Contract and VLI Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that each Portfolio and its corresponding Retail Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings.

The Copper Rock Capital Partners, LLC small cap growth mandate and the Thomson Horstmann & Bryant, Inc. small cap value mandate in the asset allocation Retail Funds were funded in August 2006. The small cap value mandate had previously been managed by Thompson, Siegel & Walmsley, Inc. The small cap value and small cap growth mandates each represent less than 10% of the strategic asset allocations for any of the asset allocation Retail Funds.

Old Mutual Asset Allocation Conservative Portfolio (the “Retail Conservative Portfolio”)

Historical performance information for Class A shares of the Retail Conservative Portfolio for the period ended December 31, 2005, compared to a broad measure of market performance, is as follows:

Class A	1 Year	Since Inception [1]
Return Before Taxes	(1.91%)	1.35%
Return After Taxes on Distributions	(2.44%)	0.82%
Return After Taxes on Distributions and Sale of Fund Shares	(1.17%)	0.88%
Lehman Brothers U.S. Aggregate Index [2]	2.43%	2.72%
Standard & Poor’s SuperComposite 1500 Index [3]	5.65%	12.47%
Standard & Poor’s 500 Index [4]	4.91%	11.50%

[1]	The inception date is September 30, 2004.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

[4]

The unmanaged Standard & Poor’s 500 (S&P 500) Index is a market value-weighted index of large-cap common stocks considered representative of the broad market. In future prospectuses, the Fund’s performance will no longer be compared to the S&P 500 Index, as the Fund is more closely aligned to the S&P 1500 Index.

The Retail Conservative Portfolio’s performance reflects a limitation on the total expenses pursuant to an arrangement with the Advisor. The Retail Conservative Portfolio’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Retail Conservative Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

Old Mutual Asset Allocation Balanced Portfolio (the “Retail Balanced Portfolio”)

Historical performance information for Class A shares of the Retail Balanced Portfolio for the period ended December 31, 2005, compared to a broad measure of market performance is, as follows:

Class A	1 Year	Since Inception [1]
Return Before Taxes	0.46%	5.70%
Return After Taxes on Distributions	0.06%	5.33%
Return After Taxes on Distributions and Sale of Fund Shares	0.43%	4.69%
Lehman Brothers U.S. Aggregate Index [2]	2.43%	2.72%
Standard & Poor’s SuperComposite 1500 Index [3]	5.65%	12.47%
Standard & Poor’s 500 Index [4]	4.91%	11.50%

[1]	The inception date is September 30, 2004.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

[4]

The unmanaged Standard & Poor’s 500 (S&P 500) Index is a market value-weighted index of large-cap common stocks considered representative of the broad market. In future prospectuses, the Fund’s performance will no longer be compared to the S&P 500 Index, as the Fund is more closely aligned to the S&P 1500 Index.

The Retail Balanced Portfolio’s performance reflects a limitation on the total expenses pursuant to an arrangement with the Advisor. The Retail Balanced Portfolio’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Retail Balanced Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

Old Mutual Asset Allocation Moderate Growth Portfolio (the “Retail Moderate Growth Portfolio”)

Historical performance information for Class A shares of the Retail Moderate Growth Portfolio for the period ended December 31, 2005, compared to a broad measure of market performance, is as follows:

Class A	1 Year	Since Inception [1]
Return Before Taxes	1.50%	8.03%
Return After Taxes on Distributions	1.35%	7.89%
Return After Taxes on Distributions and Sale of Fund Shares	1.08%	6.80%
Lehman Brothers U.S. Aggregate Index [2]	2.43%	2.72%
Standard & Poor’s SuperComposite 1500 Index [3]	5.65%	12.47%
Standard & Poor’s 500 Index [4]	4.91%	11.50%

[1]	The inception date is September 30, 2004.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

[4]

The unmanaged Standard & Poor’s 500 (S&P 500 Index) is a market value-weighted index of large-cap common stocks considered representative of the broad market. In future prospectuses, the Fund’s performance will no longer be compared to the S&P 500 Index, as the Fund is more closely aligned to the S&P 1500 Index.

The Retail Moderate Growth Portfolio’s performance reflects a limitation on the total expenses pursuant to an arrangement with the Advisor. The Retail Moderate Growth Portfolio’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Retail Moderate Growth Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Holdings Disclosure

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the Statement of Additional Information (the “SAI”). The back cover of this Prospectus explains how you can get a copy of the SAI.

Main Investment Strategies and Risks

In addition to the Portfolios’ principal investment strategies, the Portfolios may use the investment strategies described below. The Portfolios may also employ investment practices that this Prospectus does not describe. The SAI contains more detailed information about the Portfolios’ investment policies and risks.

Asset Allocation. Each Portfolio will allocate its assets among equity (large, mid, or small cap), fixed income (long, intermediate or short term), or money market securities in accordance with that Portfolio’s allocation policies. The Sub-Advisors to the Portfolios each have a specialized investment strategy or strategies focused on one or more specific class of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor will allocate and, from time to time, re-allocate portions of the assets of a Portfolio to individual Sub-Advisors for management. The Advisor has engaged Ibbotson to provide recommendations as to asset allocations among the Sub-Advisors and asset classes within each Portfolio. Ibbotson does not itself manage any assets of the Portfolios, but is a strategic asset allocation consultant to the Advisor.

The Advisor effects its allocations by (i) directing proceeds from new investments in Portfolio shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Portfolio shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The allocation process may result in certain Sub-Advisors managing significant portions of the Portfolios’ assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Portfolio. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of a Portfolio. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities. It is expected that each Sub-Advisor will manage its portion of each relevant Portfolio’s assets similarly, that is, each Sub-Advisor will seek to allocate securities transactions among the relevant Portfolios in a fair and equitable manner consistent with each Portfolio’s strategic allocation, in accordance with Ibbotson’s recommendations and subject to liquidity considerations.

The Portfolios’ active management may result in a Portfolio’s Sub-Advisors frequently buying and selling securities, which could increase the Portfolio’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase a Portfolio’s portfolio turnover rate. Increased transaction costs could detract from a Portfolio’s performance.

“The Advisor & Sub-Advisors – The Sub-Advisors” section of this Prospectus describes the specific investment strategies that each Sub-Advisor may employ for the Portfolios. Some Sub-Advisors may, at the discretion of the Advisor, utilize more than one of their available investment strategies in managing assets of a Portfolio.

Equity Securities. Each Portfolio may invest in the following types of equity securities: common and preferred stocks, convertible securities, warrants, and rights.

Equity security prices fluctuate over time. Equity security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs. Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Equity securities may underperform more stable investments (such as bonds and cash) in the short-term. Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long-term.

The Sub-Advisors who invest in equity securities generally maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations.

Growth Securities. Growth securities are equity securities that a Sub-Advisor believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Portfolio may never reach what a Sub-Advisor believes are their full value and may even go down in price.

Growth securities may appreciate faster than non-growth securities.

In managing a Portfolio, Sub-Advisors use their own software and research models, which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. The investment process of each Sub-Advisor investing in this asset class is extremely focused on companies that exhibit positive business momentum.

The Sub-Advisors consider selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

Value Securities. Value securities are equity securities that a Sub-Advisor believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The value securities in a Portfolio may never reach what a Sub-Advisor believes are their full value and may even go down in price.

Value securities may produce significant capital appreciation as the market recognizes their full value.

In managing the Portfolios, Sub-Advisors may each use their own research, computer models, and measures of value.

Foreign Equity Securities. The Portfolios may also invest in securities of foreign issuers, including American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), exchange traded funds, and other similar global instruments. ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars.

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

Although ADRs, EDRs,and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification.

A Sub-Advisor may use a disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Portfolio’s performance. Generally, if a stock in a Portfolio’s portfolio can be replaced by one with higher return expectations, allowing for the transaction costs of both the sell and the buy, it will be sold.

Technology and Communications Company Securities. Technology and communications company securities are securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations, and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

None of the Portfolios will concentrate their investments in the groups of industries within the technology and communications sectors of the market.

Small and Medium Sized Company Securities. Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

REITs. A REIT is a separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to:

•	Economic factors, such as interest rate changes or recessions;
•	Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;
•	Increases in property taxes;
•	Casualty and condemnation losses; and
•	Regulatory limitations on rents.

REITs may expose a Portfolio to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Investments in REITs permit a Portfolio to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

Each Sub-Advisor investing in REITs considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

Money Market Instruments. High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers’ acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

Money market instruments have greater short-term liquidity, capital preservation, and income potential than longer term investments such as stocks or long-term debt. This will help contribute to the stability of a Portfolio’s NAV per share.

The Portfolios generally limit their investments in money market instruments to no more than 30%, 25%, 20% and 15% of their total assets, respectively.

Over the Counter (“OTC”) Securities. Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network or over the telephone.

OTC securities may not trade as often as securities listed on an exchange. So, if a Portfolio were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

The Sub-Advisors use a highly disciplined investment process that seeks to, among other things, identify quality OTC investments that will enhance a Portfolio’s performance.

Derivatives. Investments such as forward foreign currency contracts, futures, OTC options, options on futures, options, and swaps, whose value is based on an underlying asset or economic factor.

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Portfolio buys or sells. A Portfolio could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

Derivatives may be used for a variety of purposes, including:

•	To reduce transaction costs;
•	To manage cash flows;
•	To maintain full market exposure, which means to adjust the characteristics of a Portfolio’s investments to more closely approximate those of its benchmark;
•	To seek to enhance returns; and
•	To protect a Portfolio’s investments against declines in value (a practice called “hedging”).

A Portfolio may use derivatives selectively for hedging, to reduce transaction costs, to enhance returns or to manage cash flows.

The Portfolios are subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, a Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while a derivatives contract is open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," a Portfolio must cover its open positions by setting aside liquid assets equal to a contract’s full, notional value. With respect to forwards, futures, and index options that are contractually required to "cash-settle," however, a Portfolio is permitted to set aside liquid assets in an amount equal to a Portfolio’s daily marked-to-market (net) obligations, if any (i.e., a Portfolio’s daily net liability, if any), rather than the notional value.  By setting aside assets equal to only its net obligations under cash-settled forward, futures, and index options contracts, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks.  The Portfolios reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Special Situations. The Portfolios may invest in special situations. A special situation arises when a Sub-Advisor believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

•	Liquidations, reorganizations, recapitalizations, mergers, or temporary financial liquidity restraints;
•	Material litigation, technological breakthroughs, or temporary production or product introduction problems; or
•	Natural disaster, sabotage, or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

A Sub-Advisor may need to more extensively analyze special situations in view of the complexity of such investments.

Fixed Income Securities. Fixed income securities include U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments.

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

With respect to fixed income securities, each Sub-Advisor investing in fixed income securities maintains its own policies for balancing risks of individual fixed income securities against their potential yields and gains in light of a Portfolio’s investment goals.

U.S. Government Securities. U.S. Treasury bills, notes, and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

U.S. government securities generally offer lower yields than other fixed-income securities.

A Portfolio lowers the risk profile of its investment portfolio by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

The Portfolios will each allocate only a portion of their assets to Sub-Advisors that invest in U.S. government securities.

U.S. Government Agency Securities. Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

In assessing an investment in a U.S. government agency security, each Sub-Advisor investing in U.S. government agency securities balances the risks associated with the security against the potential returns to the Portfolio.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent pools of mortgages (including collateralized mortgage obligations or “CMOs”), where investors receive principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation.

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

In assessing an investment in a mortgage-backed security, each Sub-Advisor investing in mortgage-backed securities balances the risks associated with the security against the potential returns to the Portfolio and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Portfolio to value or to sell its holdings at an acceptable price.

Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

Certain stripped mortgage-backed securities may be deemed to be illiquid. Each Portfolio may invest up to 15% of its net assets in illiquid securities, including stripped mortgage-backed securities that are deemed to be illiquid.

Asset-Backed Securities. Asset-backed securities are interests in a stream of payments from specific assets, such as automobile or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

With respect to a Portfolio, each Sub-Advisor investing in asset-backed securities maintains its own policies for balancing credit quality against potential yields and gains in light of the Portfolio’s investment goals.

Corporate Bonds. Debt securities of industrial, utility, banking, and other financial institutions that are rated at or above investment grade by one or more nationally recognized rating organizations.

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

With respect to a Portfolio, each Sub-Advisor investing in corporate bonds maintains its own policies for balancing credit quality against potential yields and gains in light of the Portfolio’s investment goals.

Lower-Rated (Junk) Bonds. Debt securities of industrial, utility, banking, and other financial institutions that are rated below investment grade (BB/Ba or lower).

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

Lower-rated bonds offer higher yields and higher potential gains than investment-grade (BBB/Baa or higher) bonds.

With respect to a Portfolio, each Sub-Advisor investing in lower-rated bonds maintains its own policies for balancing credit quality against potential yields and gains in light of the Portfolio’s investment goals. No Portfolio will invest more than 15% of its net assets in lower-rated bonds.

Foreign Bonds. Debt securities of foreign governments and foreign companies.

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability; differences in accounting, auditing, and financial reporting standards; a lack of adequate information from bond issuers due to less stringent government regulation; and adverse changes in foreign exchange rates.

Foreign bonds represent a major portion of the world’s fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

With respect to a Portfolio, each Sub-Advisor investing in foreign bonds maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Portfolio’s investment goals. Each such Sub-Advisor will manage a Portfolio’s currency exposure of its foreign investments and may hedge a portion of this exposure.

Zero Coupon and Pay-In-Kind Securities. A zero coupon security pays no interest to its holders until it matures and is sold at a discount to its face value. Pay-in-kind securities are securities that generally pay interest through the issuance of additional securities.

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

With respect to a Portfolio, each Sub-Advisor investing in zero coupon and paid-in-kind securities maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Portfolio’s investment goals. In addition, the Portfolios limit their investments in fixed income securities, such as zero coupon and pay-in-kind securities, as set forth each Portfolio’s main investment strategies.

Other Investment Strategies and Risks

The following discussion describes other investment practices employed by the Portfolios from time to time.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments that may be inconsistent with the Portfolio’s principal investment strategies in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Portfolios could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. The Portfolios may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

Securities That Are Not Readily Marketable. A Portfolio may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable, or “illiquid,” if it cannot be sold within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of the Portfolio. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve higher risks because the Portfolio may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Portfolio may have to bear the expense associated with registering the shares with the SEC and incur delays in selling the security.

Securities of Other Investment Companies. A Portfolio may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. The Portfolio’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Portfolio Turnover. The Portfolios’ active management may result in a Portfolio’s Sub-Advisor frequently buying and selling securities, which could increase the Portfolio’s portfolio turnover rate and transaction costs, such as brokerage commissions. Higher portfolio rates increase the brokerage costs the Portfolio pays and may adversely affect its performance.

THE ADVISOR & SUB-ADVISORS

The Advisor

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Portfolios. The Advisor was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm (“Old Mutual”).

The Advisor selects and recommends, subject to the approval of the Board, one or more Sub-Advisors to manage each Portfolio’s investment portfolio. The Advisor oversees the operations of each Portfolio and monitors the performance of the Sub-Advisors. It also allocates assets of each Portfolio to the Sub-Advisors for portfolio management. The Board supervises the Advisor and the Sub-Advisors and establishes policies that the Advisor and the Sub-Advisors must follow in their day-to-day investment management activities.

For its services to the Portfolios, the Advisor will receive on an annual basis, the following management fees (as a percentage of each Portfolio’s average daily net assets):

Portfolio	Management Fee
Old Mutual VA Asset Allocation Conservative Portfolio	0.850% - Less than $1 billion 0.825% - Between $1 - $2 billion 0.800% - Between $2 - $3 billion 0.775% - Greater than $3 billion
Old Mutual VA Asset Allocation Balanced Portfolio	0.900% - Less than $1 billion 0.875% - Between $1 - $2 billion 0.850% - Between $2 - $3 billion 0.825% - Greater than $3 billion
Old Mutual VA Asset Allocation Moderate Growth Portfolio	0.900% - Less than $1 billion 0.875% - Between $1 - $2 billion 0.850% - Between $2 - $3 billion 0.825% - Greater than $3 billion

The investment advisory fees paid by certain of the Portfolios may be higher than those paid by other investment companies, although the Advisor believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements is available in the Portfolios’ Annual Report to Shareholders.

Strategic Asset Allocation Consultant

Ibbotson Associates Advisors, LLC, a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, IL 60601, is a wholly-owned subsidiary of Ibbotson Associates, Inc. (a wholly-owned subsidiary of Morningstar, Inc.). Ibbotson serves as the strategic asset allocation consultant and sub-advisor to the Advisor for investment model creation and maintenance of each Portfolio, consistent with the second step in each Portfolio’s investment process. Ibbotson will also monitor and make recommendations to the Advisor regarding possible changes to the Asset Allocation Sub-Advisors and their investment strategies.

The Sub-Advisors

The Sub-Advisors are selected by the Advisor, subject to the approval of the Board, to manage the Portfolios’ investment portfolios. Each of the Sub-Advisors to the Portfolios identified below may provide investment sub-advisory services to some or all of the Portfolios, depending on the allocation of assets to each such Sub-Advisor. The Advisor will allocate the assets of the Portfolios to individual Sub-Advisors based largely upon such Sub-Advisor’s investment mandate and the asset allocation models developed by Ibbotson. For their services to the Portfolios, Ibbotson and the other Sub-Advisors will receive fees payable by the Advisor under their investment sub-advisory agreements. The fees payable to each Sub-Advisor depend on the amount of assets the Sub-Advisor manages and, with respect to the Portfolios, the category or categories in which those assets are managed. Refer to the SAI for further information about these fees. Each Sub-Advisor, other than Ibbotson, manages the assets of other investment companies, which may result in a conflict of interest with respect to the Sub-Advisor’s management of the Portfolios’ assets. As indicated below, each Sub-Advisor, other than Ibbotson, is either wholly-owned by OMUSH or is otherwise under common control with the Advisor.

Descriptions of the Sub-Advisors and their respective investment mandates are as follows:

Acadian Asset Management, Inc. (“Acadian”), a Massachusetts corporation located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, is a sub-advisor to the Portfolios. Acadian has provided investment management services since 1977. As of December 31, 2006, Acadian had $63.94 billion in assets under management. Acadian is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Acadian will invest a portion of a Portfolio’s assets allocated to equity investments in the International Large Cap Equity category, as follows:

International Large Cap Equity — The International Large Cap Equity strategy focuses on large cap stocks in developed non-U.S. markets. Underlying this strategy is an investment process that utilizes multiple stock factors, such as price/book, price/earnings, and earnings forecast trends and surprises, to predict stock performance relative to its sector and market. Acadian also uses separate models designed to predict how well each stock’s sector/country will perform relative to the world equity markets as a whole. The end result of the combined stock and country/sector measures is a ranking of the relative attractiveness or “alpha” of Acadian’s entire 20,000 - plus stock universe. Portfolio optimization techniques are then used to construct the managed portion of a Portfolio’s investment portfolio.

Analytic Investors, Inc. (“Analytic”), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is a sub-advisor to the Portfolios. Analytic has provided investment management services since 1970. As of December 31, 2006, Analytic had $8.31 billion in assets under management. Analytic is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Analytic will invest a portion of a Portfolio’s assets allocated to equity investments in the U.S. Large Cap Blend category, as follows:

U.S. Large Cap Blend – The investment universe for this strategy is the companies that make up the S&P 500 Index. Analytic’s process analyzes over 70 stock “characteristics” (e.g., price-to-earnings ratio, return-on-equity) to determine which characteristics the market is currently rewarding. Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

•	Maximize expected returns for the managed portion of a Portfolio;
•	Minimize expected volatility relative to a Portfolio’s benchmark; and
•	Diversify the assets of the managed portion of a Portfolio among industries, sectors, and individual securities.

Analytic monitors the stocks held by a Portfolio for developments in terms of news events (such as lawsuits or takeover bids) and other significant changes in fundamental factors. Analytic sells a security when it believes that the incremental benefit from the sale exceeds the associated transaction costs.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow, Hanley”), a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a sub-advisor to the Portfolios. Barrow, Hanley has provided investment management services since 1979. As of December 31, 2006, Barrow, Hanley had $65.47 billion in assets under management. Barrow Hanley is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Barrow, Hanley will invest a portion of a Portfolio’s assets allocated to equity investments in the U.S. Large Cap Value, U.S. Mid Cap Value and/or U.S. Small Cap Value, as follows:

U.S. Large Cap Value / U.S. Mid Cap Value / U.S. Small Cap Value – Barrow, Hanley uses a consistent, disciplined process to identify large, well known companies that it believes to be undervalued and temporarily out of favor. Barrow, Hanley implements its strategy by constructing portfolios of individual stocks that reflect three value characteristics: price/earnings and price/book ratios below the market average and dividend yields above the market average (S&P 500). Barrow, Hanley’s decision-making process involves quantitative and qualitative analysis and analytical tools to ensure adherence to its value discipline. Barrow, Hanley maintains a list of approximately 250 companies meeting its three-pronged definition of value and that are projected to achieve earnings growth above that of the market as a whole. Barrow, Hanley applies two value models, a Dividend Discount model and a Relative Return model, to the companies on its value list in connection with its selection and monitoring of stocks. Barrow, Hanley’s portfolios generally consist of approximately 40-50 stocks, are held for an average of three to four years, resulting in average annual portfolio turnover of 25% - 30%, and are balanced so as to not have too much weight given to any industry group. However, sector weightings are a residual of Barrow, Hanley’s bottom-up stock selection process and may vary widely in comparison to the S&P 500.

Based on Ibbotson’s strategic asset allocations, Barrow, Hanley will invest a portion of a Portfolio’s assets allocated to fixed income investments in the U.S. Intermediate - Term Fixed Income and/or U.S. Core Fixed Income categories, as follows:

U.S. Intermediate - Term Fixed Income/U.S. Core Fixed Income - Barrow, Hanley uses a top-down investment approach which begins by analyzing the best potential opportunities identified by Barrow, Hanley’s quantitative screening model. Barrow, Hanley then shifts its focus to analyzing issuer specific factors, including credit quality of corporate bonds for cash flow, earnings and balance sheet fundamentals, and factors that will impact the future credit rating of the issuer. Mortgage pass-through securities are analyzed using “empirical” measures of cash flow yield rather than using a long-term prepayment model to calculate yield. Barrow, Hanley’s portfolio construction process utilizes a portfolio optimizer to forecast and “stress-test” the portfolio to determine the probability of a given portfolio structure producing superior returns over a broad range of potential market environments. Barrow, Hanley attempts to maintain fully invested, duration-neutral portfolios at all times and does not attempt to time the direction of interest rates. Portfolio weightings in specific sectors (i.e., mortgages, corporates, etc.) are carefully monitored on the basis of contribution to total portfolio duration.

Clay Finlay Inc. (“Clay Finlay”), a New York corporation located at 200 Park Avenue, 56th Floor, New York, New York 10166, is a sub-advisor to the Portfolios. Clay Finlay is a global equity management firm founded in 1982 and headquartered in New York, with offices in London and Tokyo. As of December 31, 2006, Clay Finlay had $6.44 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Clay Finlay will invest a portion of a Portfolio’s assets allocated to equity investments in the International Large Cap Equity and/or Emerging Markets Equity categories, as follows:

International Large Cap Equity / Emerging Markets Equity – Clay Finlay ranks the securities in its investment universe of large securities based on various metrics, including forward price/earnings and earnings growth rates and other valuation ratios. Clay Finlay applies a bottom-up approach with fundamental research on individual stocks. A key driver of the security selection process is long-term earnings growth rates, coupled with Clay Finlay’s conviction of these growth rates based on a company’s financial strength, management and competitive positioning. Clay Finlay’s geographic and sector allocation is driven primarily by bottom-up factors; however, Clay Finlay will assess the relative risk of the managed portion of a Portfolio to the appropriate benchmark.

Copper Rock Capital Partners, LLC (“Copper Rock”), a Delaware limited liability company located at 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, is a sub-advisor to the Portfolios. Copper Rock has provided investment management services since 2005. As of December 31, 2006, Copper Rock had $1.37 billion in assets under management. OMUSH owns 60% of the limited liability company interests of Copper Rock.

Based on Ibbotson’s strategic asset allocations, Copper Rock will invest a portion of a Portfolio’s assets allocated to equity investments in the U.S. Small-Cap Growth category, as follows:

U.S. Small Cap Growth – Copper Rock believes that small cap markets are inefficient and that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock selects companies whose revenues are growing, margins are expanding, and market share increasing. In addition to these characteristics, Copper Rock looks for companies led by strong management teams. Having in-depth conversations with a firm’s management is mandatory before a stock is included in the portfolio. It is through these discussions that Copper Rock is able to understand a firm’s true plan to generate cash flows and to increase margins. If there is a change in the company’s management team or stated business objectives, or if there is deterioration in a company’s fundamentals, holdings are reduced or sold as target prices are attained.

Dwight Asset Management Company (“Dwight”), a Delaware corporation located at 100 Bank Street, Suite 800, Burlington, Vermont, 05401, is a sub-advisor to the Portfolios. Dwight has provided investment management services since 1975. As of December 31, 2006, Dwight had $62 billion in assets under management. Dwight is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Dwight will invest a portion of a Portfolio’s assets allocated to fixed income investments in the Cash Management, U.S. Intermediate Fixed Income, U.S. Core Fixed Income, and/or U.S. High Yield Fixed Income categories, as follows:

Cash Management / U.S. Intermediate Fixed Income / U.S. Core Fixed Income / U.S. High Yield Fixed Income – Dwight seeks to achieve capital preservation and competitive performance by minimizing changes in duration, attaining diversification across high quality fixed income markets, conducting in-depth research to assure high credit quality of issuers and securities, and actively managing cash and liquidity. Dwight believes that competitive risk-adjusted returns are achieved by building higher yielding portfolios with an emphasis on structured fixed income securities and thorough security selection. Risk is mitigated through limited sector rotation and closely managing duration and term structure exposures.

Dwight builds diversified high yield portfolios by focusing on companies that it believes have stable or improving credit profiles, and that offer attractive relative value characteristics. Portfolio managers and credit analysts work closely together to review fundamental and technical data, assess which industry sectors to favor or disfavor, and discuss the relative strengths and weaknesses of specific securities. The credit focus is on issuers rated either BB or B. Under normal market conditions the average quality of the high yield strategy will be B or higher and the duration will be approximately 75% - 125% of the benchmark.

Dwight builds diversified high quality money market portfolios by focusing on issuers of short term debt that it believes have very high credit profiles, and that offer attractive relative value characteristics. Portfolio managers and credit analysts work closely together to review fundamental and technical data, assess which industry sectors to favor or disfavor, and discuss the relative strengths and weaknesses of specific securities. The issuer focus is on issuers with a rating of either A1/P1 or A2/P2. Under normal market conditions, the average quality of the money market strategy will be A2/P2 or higher and the dollar-weighted maturity will not exceed 90 days.

Heitman Real Estate Securities LLC (“Heitman”), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is a sub-advisor to the Portfolios. Heitman has provided investment management services to its clients since 1987. As of December 31, 2006, Heitman had $14.02 billion under management. Heitman Real Estate Securities LLC is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Heitman will invest a portion of a Portfolio’s assets allocated to equity investments in the REITs category, as follows:

REITs – Heitman employs a growth-at-a-reasonable-price investment philosophy, which is reflected in its proprietary valuation model. Quantitative inputs into Heitman’s valuation model include metrics such as dividend, funds from operation per share, cash available for distribution (CAD) per share, capital expenditures, and operating income. The valuation model calculates an expected return and ranks each security, identifying an expected CAD multiple that helps identify real-estate security mispricings. The model also includes qualitative inputs, such as evaluations of company management by Heitman’s analysts and managers.

Liberty Ridge Capital, Inc. (“Liberty Ridge Capital”), a Delaware corporation located at 1205 Westlakes Drive, Berwyn, Pennsylvania 19312, is a sub-advisor to the Portfolios. Liberty Ridge Capital has provided investment management services since 1982. As of December 31, 2006, Liberty Ridge Capital had $755 million in assets under management. Liberty Ridge Capital is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Liberty Ridge Capital will invest a portion of a Portfolio’s assets allocated to equity investments in the U.S. All Cap Blend, U.S. Large Cap Blend, U.S. Small Cap Blend, and/or U.S. Mid Cap Equity categories, as follows:

U.S. All Cap Blend / U.S. Large Cap Blend / U.S. Small Cap Blend / U.S. Mid Cap Equity – Liberty Ridge Capital’s blend investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities, Liberty Ridge Capital first creates a universe of companies whose current share price seems lower than their current or future worth. Liberty Ridge Capital considers factors like a company’s earnings power versus its current stock price, its price-to-earnings ratio versus similar companies, its competitive advantages (like brand, trade name or market niche), its management team, and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Liberty Ridge Capital identifies those companies that it believes have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Liberty Ridge Capital’s decision to sell a security depends on many factors. Generally speaking, however, Liberty Ridge Capital considers selling a security when it becomes overvalued relative to the market or sector, shows deteriorating fundamentals or falls short of Liberty Ridge Capital’s growth expectations.

The following describes material legal proceedings involving Liberty Ridge Capital. Although none of the legal proceedings described below relates to the Trust, they may have an adverse effect on Liberty Ridge Capital’s ability to serve as a Sub-Advisor to the Portfolios.

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. (“PBA”)), a current sub-advisor to the Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General (“NYAG”) with respect to PBHG Funds (now known as Old Mutual Advisor Funds II). Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of PBHG Funds. In this event, the PBHG Funds’ Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds, Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge as investment advisor of the PBHG Funds, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor of PBHG Funds’ shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA (now known as Liberty Ridge Capital, Inc.). PBHG Funds was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of PBHG Funds’ disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the 1940 Act. Such results could affect the ability of Liberty Ridge or any company that is an affiliated person of Liberty Ridge, including the Advisor and Sub-Advisors, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed by Liberty Ridge that, if these results occur, Liberty Ridge will seek exemptive relief from the SEC to permit Liberty Ridge and its affiliates to continue to serve as advisor and/or sub-advisors to the PBHG Funds and the Trust. There is no assurance that such exemptive relief will be granted.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation or the success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios.

Provident Investment Counsel, Inc. (“PIC”), a Massachusetts corporation located at 300 North Lake Avenue, Penthouse Suite, Pasadena, California, 91101, is a sub-advisor to the Portfolios. PIC has provided investment management services since 1951. As of December 31, 2006, PIC had $3.22 billion in assets under management. PIC is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, PIC will invest a portion of an Portfolio’s assets allocated to equity investments in the U.S. Large Cap Growth and/or U.S. Mid Cap Growth categories, as follows:

U.S. Large Cap Growth / U.S. Mid Cap Growth – PIC’s investment philosophy is that sustainable revenue growth is the most important contributor to long-term stock appreciation. PIC believes that stock prices and earnings are highly correlated and that over time capital markets reward companies that have above average growth.

PIC seeks out companies which have at least one or more catalysts for growth, such as new products, exploitation of demographic trends, proprietary products, gaining market share and/or changing cost structure. Ideal investment candidates will have well-thought out management goals supported by stringent controls, a proven track record of superior revenue and earnings growth, strong pretax margins, low levels of debt, leading market share, high return on equity, high reinvestment rates, and attractive relative valuations. In the mid-cap market, PIC seeks companies operating in emerging and high growth sectors of the economy.

PIC employs a team approach to investment management with each mid-cap and large-cap team making their own buy and sell decisions. Each team has one or more lead portfolio managers who screen trades to ensure consistency with the team’s strategy for the particular investment product. The teams evaluate key economic and market criteria and further review PIC’s analysts’ bottom-up stock recommendations.

Rogge Global Partners PLC (“Rogge”), a United Kingdom corporation located at Sion Hall, 56 Victoria Embankment, London, England, United Kingdom EC4Y ODZ, is a sub-advisor to the Portfolios. Rogge has provided investment management services since 1984. As of December 31, 2006, Rogge had $21.17 billion under management. Rogge is a majority-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, Rogge will invest a portion of an Portfolio’s assets allocated to fixed income investments in the International Bond category, as follows:

International Bond – Rogge employs a four step decision making process: relative value analysis, sector selection, security selection, and implementation. Relative value analysis involves a multifactor comparison of relevant economic indicators, government policy and political considerations, which results in a rating for bond markets of developed and developing countries. Rogge then undertakes sector selection, which considers fundamental considerations such as consolidation, industry leverage and cyclicality, and technical considerations such as swap spread sensitivity, liquidity, denomination, and subordination. Security selection involves an analysis of issuer-specific due diligence on such factors as operating efficiencies, market position, financial position, profitability and cash flows. During the final stage, implementation, the portfolio is constructed based on the client’s risk parameters, which are continually monitored and subject to a strict sell discipline.

Thompson, Siegel & Walmsley, Inc. (“TS&W”), a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is a sub-advisor to the Portfolios. TS&W has provided investment management services since 1969. As of December 31, 2006, TS&W had $7.61 billion in assets under management. TS&W is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, TS&W will invest a portion of an Portfolio’s assets allocated to equity investments in the U.S. Large Cap Value, U.S. Small Cap Value, U.S. Small-Mid Cap Value, U.S. Mid Cap Value, and/or U.S. All Cap Value categories, as follows:

U.S. Large Cap Value/U.S. Small Cap Value/U.S. Small-Mid Cap Value/U.S. Mid Cap Value/U.S. All Cap Value – TS&W employs a relative value approach to investing. Through valuation analysis, TS&W seeks undervalued sectors, industries and companies in the market. TW&W employs a four-factor valuation model for each investment mandate. Parts one and two of the model attempt to assess a company’s discount to private market value relative to other small and mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. TS&W uses a combination of its U.S. Large Cap Value mandate and its U.S. Small-Mid Cap Value mandate in the U.S. All Cap Value mandate. TS&W invests in stocks of companies that it expects will benefit from economic trends or other company specific catalysts and that are attractively valued relative to their fundamentals and other companies in the market. TS&W’s decision to sell a security depends on many factors. As of June 30, 2005, the U.S. Small Cap Value mandate is closed to additional investments.

Thomson Horstmann & Bryant, Inc. (“THB”), a Delaware corporation located at Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663, is a sub-advisor to the Portfolios. THB has provided investment management services since 1982. As of December 31, 2006, THB had $2.57 billion in assets under management. THB is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, TS&W would invest a portion of an Portfolio’s assets allocated to equity investments in the U.S. Small Cap Value and/or U.S. Mid Cap Value categories, as follows:

U.S. Small Cap Value/U.S. Mid Cap Value – The core philosophy of the firm, with refinements reflecting the institutionalization of the marketplace, has remained intact throughout the existence of the firm: construction of actively team-managed, broadly diversified institutional portfolios of small capitalization equities will over full market cycles reflect superior performance with lower volatility.

The research process at THB looks to evaluate companies with three sets of criteria in mind: valuation, quality, and potential for growth. To begin, the firm attempts to identify securities where either the market has significantly undervalued the potential of the company with regards to its operating structure and profitability, or has failed to recognize the inherent value on a cost replacement basis. With conservative valuation as a basis, THB looks to evaluate companies from a quality perspective with particular focus on profitability, capital structure, and coverage ratios. A bias to relatively low price-to-earnings multiple securities and relatively low institutional ownership characterize security preference.

The Portfolio Managers

The portfolio management team at each Sub-Advisor consists of portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in portfolio management. The following summarizes the experience of each member of each Sub-Advisor’s portfolio management team primarily responsible for investing the assets of the Portfolios. Unless otherwise noted, each member of the team has served on the team since the inception of the Portfolios. Unless otherwise noted, each individual listed below has served in his or her current position for the last five years.

Name (Role on Team)	Five Years’ Experience
Acadian Asset Management, Inc.
Matthew J. Cohen (Co-Manager)	Senior Vice President and Portfolio Manager, Acadian.
Constantine P. Papageorgiou (Co-Manager)

Vice President and Portfolio Manager, Acadian, since 2006; Vice President and Research Scientist, AlphaSimplex Group, from 2002 to 2006; Applications Architect and Software Engineer, iSpheres Corporation, from 2001 to 2002.

Analytic Investors, Inc.
Harindra de Silva, Ph.D., CFA (Co-Manager)	President, Analytic.
Dennis M. Bein, CFA (Co-Manager)	Portfolio Manager, Analytic.

Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow (Co-Manager, Equity)	Founder, Barrow, Hanley.
Richard A. Englander, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
J. Ray Nixon, Jr. (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
Robert J. Chambers, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
Timothy J. Culler, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
David R. Hardin (Co-Manager, Fixed Income)	Portfolio Manager, Barrow, Hanley.
Mark C. Luchsinger, CFA (Co-Manager, Fixed Income)	Portfolio Manager, Barrow, Hanley.
J. Scott McDonald, CFA (Co-Manager, Fixed Income)	Portfolio Manager, Barrow, Hanley.
Deborah A. Petruzzelli (Co-Manager, Fixed Income)	Portfolio Manager, Barrow, Hanley, since 2003; Portfolio Manager, Victory Capital Management Inc., from 2000 to 2003.

John S. Williams, CFA (Co-Manager, Fixed Income)	Portfolio Manager, Barrow, Hanley.

Clay Finlay Inc.
Robert C. Schletter, CFA (Co-Manager, Americas Specialty)	Managing Director and Co-Chief Investment Officer, Clay Finlay.
Jonathon D. Allen, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
Gregory Stanek, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
Francoise Vappereau (Co-Manager)

Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2005; Investment Consultant, Research Works, 2003 to 2004; Senior Manager/Strategy Coordinator and Senior Equity Fund Manager, Lombard Odier & Cie, from 1984 to 2002.

Henrik Strabo (Co-Manager)	Managing Director & Co-Chief Investment Officer with Clay Finlay Inc. since September 2006. Chief Investment Officer - International Equities with American Century Investments (1999 - 2005)
Christopher Lively, CFA (Co-Manager)

Principal, Portfolio Manager/Senior Research Analyst with Clay Finlay Inc. since September 2006. Portfolio Manager with Legg Mason (formerly Citigroup Asset Management) from February 2000 - November 2006.

Copper Rock Capital Partners, LLC
Tucker M. Walsh (Co-Manager)	Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager, Copper Rock, since 2005; Managing Director, State Street Research & Management Company, from 1997 to 2005.

Michael Malouf, CFA (Co-Manager)	President and Portfolio Manager, Copper Rock, since 2005; Managing Director, Neuberger Berman LLC, 1998 to 2002.

Dwight Asset Management Company
David T. Kilborn (Co-Manager, Fixed-Income)	Managing Director, Co-Chief Investment Officer, Dwight.
Robert P. Clancy (Co-Manager, Fixed Income)	Senior Vice President (Mortgage-Backed Securities), Dwight, since 2001; Senior Vice Portfolio Manager, Dewey Square Investors, from 1994 to 2001.
Derrick Wulf, CFA (Co-Manager, Fixed Income)	Senior Vice President (Commercial Mortgage-Backed Securities), Dwight.
Edward Meigs, CFA (Co-Manager, High Yield)	Senior Vice President (High Yield Corporates), Dwight, since 2001; Portfolio Manager, Mt. Washington Investment Group, from 1998 to 2001.
Sean Slein, CFA (Co-Manager, High Yield)	Vice President (High Yield Corporates), Dwight.

Heitman Real Estate Securities LLC
Timothy J. Pire, CFA (Co-Manager)	Managing Director and Portfolio Manager, Heitman.
Larry S. Antonatos (Co-Manager)	Executive Vice President and Portfolio Manager, Heitman.

Liberty Ridge Capital, Inc.
James B. Bell, CFA (Manager, U.S. Small Cap Blend)	Vice President and Portfolio Manager, Liberty Ridge Capital, since 2004; Research Analyst, Liberty Ridge Capital, from 2001 to 2004; Commercial Banker, Allfirst Bank, from 1994 to 2001.

Jerome J. Heppelmann, CFA (Manager, U.S. All Cap Blend, U.S. Large Cap Blend, and U.S. Mid Cap Blend)	Vice President and Portfolio Manager, Liberty Ridge Capital.

Provident Investment Counsel, Inc.
James M. Landreth, CFA (Co-Lead Manager, Mid-Cap Growth)	Senior Vice President, PIC.
Sean C. Kraus, CFA (Co-Lead Manager, Flex Growth)	Senior Vice President, PIC.
John J. Yoon, CFA (Co-Lead Manager, Mid-Cap Growth)	Senior Vice President, PIC.
Richard S. Campagna (Co-Lead Manager, Mid-Cap Growth)	Senior Vice President, PIC, since 2005; Portfolio Manager, Managing Director and Head of Research, Shaker Investments, LLC, from 2001 to 2005; Senior Analyst, Manning & Napier Advisors, Inc., 2000.
Susan J. Perkins, CFA (Co-Lead Manager, Flex Growth)	Senior Vice President, PIC, since February 2004; with PIC since November 1999; broker, Bear, Stearns & Co. Inc., from April 1999 to October 1999.

Rogge Global Partners PLC
Olaf Rogge (Co-Manager)	Founder, Rogge.
Richard Bell (Co-Manager)	Partner and Portfolio Manager, Rogge.
John Graham (Co-Manager)	Partner and Portfolio Manager, Rogge.
Adrian James (Co-Manager)	Partner and Portfolio Manager, Rogge.

Thompson, Siegel & Walmsley, Inc.
Elizabeth Cabell Jennings, CFA (Co-Manager, Non-Small-Cap)	Senior Vice President, TS&W.
Paul A. Ferwerda, CFA (Co-Manager, Non-Small-Cap)	Senior Vice President, TS&W.

Horace P. Whitworth, CFA, CPA (Co-Manager, Non-Small-Cap)	Senior Vice President, TS&W.
Frank H. Reichel, III, CFA (Manager, Small Cap)	Senior Vice President, TS&W, since 2000; Managing Partner, Stratton Management Co., from 1993 to 2000.
Charles J. Wittmann, CFA (Co-Manager, Non-Small-Cap)

Research Analyst/Portfolio Manager, TS&W, since 2004; Partner/Portfolio Manager/Sector Analyst, Shockoe Capital, LLC, from 2001 to 2004; Director/Senior Enterprise Software Equity Research Analyst, Wachovia Securities, from 1995 to 2001.

John S. Pickler, CFA (Co-Manager, Non-Small-Cap)	Vice President, TS&W, since 2002; First Vice President, Research and Investment Banking, Prudential Securities, Inc., from 1994 to 2000.
H.B. Thomson III (Co-Manager, Non-Small-Cap)	Senior Vice President, TS&W, since 2001; Managing Director and Senior Equity Research Analyst, First Union Securities, from 1991 to 2000.
Brett P. Hawkins, CFA, CPA (Co-Manager, Non-Small-Cap)	Vice President, TS&W, since 2001; Assistant Vice President, Equity Research, First Union Securities, from 1999 to 2001.

Thomson Horstmann & Bryant, Inc.
Alexander Thomson (Co-Manager)	Founding Partner and Portfolio Manager, THB.
Richard Horstmann (Co-Manager)	Founding Partner and Portfolio Manager, THB
William Bryant (Co-Manager)	Founding Partner and Portfolio Manager, THB
Chad Nelson, CFA (Co-Manager)	Chief Investment Officer and Portfolio Manager, THB
Chris Cuesta, CFA (Co-Manager)	Portfolio Manager, THB

For more information on the portfolio managers, their compensation, other accounts managed by them, and their ownership of Portfolio shares, please see the SAI.

YOUR INVESTMENT

Your Share Price

The price at which a share of a Portfolio is purchased or redeemed is called the net asset value (“NAV”). NAV per share class of a Portfolio is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Portfolio at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and Portfolio transactions are not conducted, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

A purchase, exchange, or redemption of Portfolio shares will be priced at the next NAV calculated after your request is received in good order by the Portfolios’ transfer agent or other Portfolio agents. The NAV of a Portfolio’s shares when redeemed may be more or less than the price originally paid, depending primarily upon the Portfolio's investment performance.

If a Portfolio invests in another investment company, the Portfolio’s NAV is based in part on the NAV of the other investment companies in which the Portfolio invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Valuing Portfolio Securities

The Portfolios use pricing services to determine the market value of the securities in their portfolio. A Portfolio generally uses the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the Portfolio’s portfolio. Short-term investments are priced at amortized cost, which approximates market value.

If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating a Portfolio's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Portfolio could sell the fair valued security and may not always result in a more accurate NAV.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices, make the Portfolios less attractive to market timers, and take into account any significant events occurring after the close of a foreign market in those regions. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of the Portfolios’ long-term shareholders.

Foreign securities may trade in their local markets on days the Portfolio is closed. Those transactions and changes in the value of the Portfolio’s securities holdings on such days may affect the value of the Portfolio’s shares on days when you will not be able to purchase, exchange, or redeem shares. If the Portfolio holds securities quoted in foreign currencies it translates that price into U.S. dollars at current exchange rates.

Policy Regarding Excessive or Short-Term Trading

While the Portfolios provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Portfolio shares followed shortly thereafter by redemptions of such shares, or vice versa).

Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust’s Board of Trustees has adopted and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented the following tools to discourage excessive short-term trading in the Portfolios: trade activity monitoring and selective use of fair value pricing. Trade activity monitoring and fair value pricing are described in more detail below. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolios will occur. Moreover, both of these tools involve judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Portfolios, and accounts under common ownership, influence or control. Old Mutual Capital and the Portfolios may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The ability of Old Mutual Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies has, in the past, been severely limited because the Participating Insurance Companies who maintain the underlying shareholder accounts did not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally relied on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity in omnibus accounts and enforce the Portfolios’ excessive short-term trading policy on shareholders in such accounts. As of April 16, 2007, however, in compliance with Rule 22c-2 (“Rule 22c-2”) of the Investment Company Act of 1940, as amended (the “Act”), the Trust will be required to and expects to have in place an agreement (“Shareholder Information Agreements”) with each Participating Insurance Company that requires the Participating Insurance Company to (a) provide the taxpayer identification number and transaction information about Portfolio shareholders who hold their shares through the Participating Insurance Company, (b) use its best efforts to determine, upon request of the Trust, whether any other person that holds Portfolio shares through the Participating Insurance Company is itself a financial intermediary, and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (c) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Portfolio shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies, as permitted by applicable VA Contracts or VLI Policies. Rule 22c-2 requires that financial intermediaries such as Participating Insurance Companies be able to comply with the contractual requirements described in (a) and (b) above no later than October 16, 2007. These contractual arrangements will enhance Old Mutual Capital’s ability to monitor trades placed through omnibus accounts. However, there is no assurance that Participating Insurance Companies will, in all instances, cooperate with Old Mutual Capital in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases. To the extent that a Participating Insurance Company, acting as a financial intermediary under Rule 22c-2, has failed to execute a Shareholder Information Agreement with the Trust prior to April 16, 2007, the Trust will be prohibited from accepting purchase orders from such Participating Insurance Company for shares of its Portfolios.

Fair Value Pricing

As discussed above, the Board has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

Investing in the Portfolios

Choosing a Share Class

The Portfolios have two classes of shares, one of which, Service Class Shares, is offered by this Prospectus. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Portfolio, except that Service Class Shares are subject to a 0.25% distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Exchanges are permitted between the Portfolios but only among the same class. Each class may have exclusive voting rights with respect to matters affecting only that class.

Buying and Selling Portfolio Shares

You may buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

A Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day’s NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolios’ next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

A Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day’s NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

Purchases In-Kind

Under unusual circumstances, an investor may be required to purchase shares of a Portfolio with investment securities acceptable to the Portfolio. The Distributor will inform the investor of the securities acceptable to the Portfolio. An in-kind purchase must be consistent with the following: (1) an in-kind purchase must not dilute the interests of existing shareholders; and (2) the in-kind consideration accepted by the Portfolio must consist of securities that are appropriate, in type and amount, for investment by the Portfolio in light of its investment objective, policies, and restrictions, and current holdings. The method of valuing securities used to make purchases in-kind will be the same as the method of valuing portfolio securities described in the SAI under the section entitled “Determination of Net Asset Value” and such valuation will be made as of the same time the purchase price is determined.

Redemptions In-Kind

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect Portfolio operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing Portfolio securities described in the Statement of Additional Information under the section entitled “Determination of Net Asset Value” and such valuation will be made as of the same time the redemption price is determined. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of the Portfolio at the beginning of such 90-day period. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

Each Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

Distributions and Taxes

Each Portfolio pays dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are tax-deferred investments if certain requirements, including diversification of the separate account, are met. Therefore, if these requirements are met, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio’s distributions for each calendar year will be detailed in the Participating Insurance Company’s annual tax statement for that Portfolio.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Distribution Arrangements

The Trust, on behalf of the Service Class Shares of the Portfolios, has adopted a Distribution Plan pursuant to which the Portfolio pays distribution fees to the Distributor, Old Mutual Investment Partners (the “Distributor”). Distribution fees are paid for the sale and distribution of Service Class Shares. All or a substantial portion of the distribution fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees are paid out of the Portfolio's Service Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Revenue Sharing

Payments by Old Mutual Investment Partners

From time to time, the Distributor may make payments from its own resources to Participating Insurance Companies or other Financial Intermediaries that sponsor VA Contracts and VLI Policies, which offer or hold Portfolio shares. These payments are made in exchange for certain services provided by the Participating Insurance Company or Financial Intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolios, delivering proxy statements, annual reports, updated prospectuses, and other communications, and other recordkeeping services relating to investments in the Portfolios. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, Participating Insurance Companies and Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor or its affiliates may compensate Participating Insurance Companies and other Financial Intermediaries differently depending on the nature and extent of the services they provide. Participating Insurance Companies and Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the Participating Insurance Company or Financial Intermediary. The Advisor may also benefit from the Distributor’s activity through increased advisory fees received on assets purchased through Participating Insurance Companies or Financial Intermediaries.

Payments by the Portfolios

Like the Distributor, the Portfolios may, from time to time, make payments to Participating Insurance Companies and other Financial Intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other Financial Intermediaries. You can find further details in the SAI about these payments and the services provided in return by the Participating Insurance Companies or Financial Intermediaries. You can also speak to your Participating Insurance Company or Financial Intermediary for more information about payments made by the Distributor or the Portfolios to such parties.

Potential Conflicts of Interest

PARTICIPATING INSURANCE COMPANIES MAY BE AFFILIATED WITH ONE ANOTHER. IN ADDITION, THE INTERESTS OF VA CONTACT AND VLI POLICY HOLDERS MAY CONFLICT DUE TO DIFFERENCES IN TAX TREATMENT AND OTHER CONSIDERATIONS. THE BOARD MONITORS EACH PORTFOLIO FOR MATERIAL CONFLICTS AND DETERMINES WHAT ACTION, IF ANY, SHOULD BE TAKEN. FOR EXAMPLE, THE BOARD MAY REQUIRE A PARTICIPATING INSURANCE COMPANY TO SELL ITS INVESTMENTS IN A PORTFOLIO. AS A RESULT, THE PORTFOLIO MAY BE FORCED TO SELL SECURITIES. IN ADDITION, THE BOARD MAY REFUSE TO SELL SHARES OF A PORTFOLIO TO A PARTICULAR VA CONTRACT OR VLI POLICY OR MAY SUSPEND OR TERMINATE SALES OF PORTFOLIO SHARES IF REQUIRED BY LAW OR REGULATORY AUTHORITY OR IF THE ACTION IS IN THE BEST INTERESTS OF THE PORTFOLIO AND ITS SHAREHOLDERS.

FINANCIAL HIGHLIGHTS

Financial highlights are not presented since each Portfolio is new.

For More Information

For investors who want more information about the Portfolios, the following document is available free upon request:

Statement of Additional Information (SAI)

Provides more information about the Portfolios and is incorporated into this Prospectus by reference.

To obtain the SAI or other information and for shareholder inquiries, contact your broker, dealer or financial advisor or call the Portfolios toll-free at 888.744.5050. The SAI is also available, free of charge, through the Portfolios’ website at oldmutualcapital.com.

Reports and other information about Old Mutual Advisor Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about Old Mutual Advisor Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Advisor

Old Mutual Capital, Inc.

4643 South Ulster Street, Suite 600

Denver, CO 80237

Distributor

Old Mutual Investment Partners

4643 South Ulster Street, Suite 600

Denver, CO 80237

Website: OldMutualCapital.com

Shareholder Services: 888.744.5050

Investment Professionals: 888.772.2888

SEC file number 811-21587